UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

May 28, 2024

Date of Report (Date of earliest event reported)

O-I GLASS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9576	22-2781933
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Michael Owens Way Perrysburg, Ohio (Address of principal executive offices)	43551-2999 (Zip Code)

(567) 336-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, $.01 par value	OI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into A Material Definitive Agreement.

On May 28, 2024, OI European Group B.V. (“OIEG”), a private limited liability company incorporated under the laws of the Netherlands and an indirect wholly owned subsidiary of O-I Glass, Inc., completed a private offering of €500 million aggregate principal amount of its 5.250% Senior Notes due 2029 (the “Notes”) to eligible purchasers under Rule 144A and Regulation S of the U.S. Securities Act of 1933, as amended (the “Securities Act”). The Notes are fully and unconditionally guaranteed, jointly and severally, on a senior basis, by Owens-Illinois Group, Inc. (“OI Group”) and by certain U.S. domestic subsidiaries of OI Group that are guarantors under OI Group’s credit agreement.

The relevant terms of the Notes are set forth in the indenture, dated as of May 28, 2024 (the “Indenture”), by and among OIEG, the guarantors party thereto, including OI Group, U.S. Bank Trust Company, National Association, as trustee, and Elavon Financial Services DAC, as principal paying agent, transfer agent and registrar. A copy of the Indenture (including the form of the global note) is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

The descriptions in this Current Report of the Notes and the Indenture are not intended to be a complete description of those documents and are qualified in their entirety by the full text of the Indenture, including the form of the Note contained therein, which is attached as an exhibit to and incorporated by reference in this Current Report.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this report is incorporated in this Item 2.03 by reference.

Item 9.01.	Financial Statements and Exhibits

(d)            Exhibits.

Exhibit No.	Description
4.1	Indenture, dated as of May 28, 2024, by and among OI European Group B.V., the guarantors party thereto, U.S. Bank Trust Company, National Association, as trustee and Elavon Financial Services DAC, as principal paying agent, transfer agent and registrar
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

O-I GLASS, INC.

Date: May 28, 2024	By:	/s/ John A. Haudrich
	Name:	John A. Haudrich
	Title:	Senior Vice President and Chief Financial Officer